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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 24, 2000


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                                UAL CORPORATION

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            (Exact name of registrant as specified in its charter)


         Delaware                     1-6033                    36-2675207
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


            1200 Algonquin Road, Elk Grove Township, Illinois 60007
              (Address of principal executive offices) (Zip Code)

                                (847) 700-4000
             (Registrant's telephone number, including area code)


                                Not Applicable

         (Former name or former address, if changed since last report)




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Item 5.           Other Events.
                  -------------

          On May 23, 2000, UAL Corporation ("UAL") and US Airways Group, Inc. ("US Airways") entered into an Agreement and Plan of Merger.

          Attached and incorporated herein by reference in its entirety as
Exhibit 99.1 is a copy of the joint press release of UAL and US Airways announcing the execution of the Agreement and Plan of Merger.

Item 7.           Exhibits.
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Exhibit No.                                 Description


99.1 Joint Press Release, dated May 24, 2000, announcing the execution of the Agreement and Plan of Merger

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      UAL CORPORATION


                                       By:
                                          /s/ Francesca M. Maher
                                          --------------------------------
                                          Name: Francesca M. Maher
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

Date: May 24, 2000


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                               INDEX TO EXHIBITS


Exhibit No.                                 Description
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 99.1                Joint Press Release, dated May 24, 2000, announcing the
                    execution of the Agreement and Plan of Merger